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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  June 9, 2004
                Date of Report (Date of earliest event reported)

                                  ------------

                               ZYMOGENETICS, INC.
             (Exact name of registrant as specified in its charter)

         Washington                     0-33489                 91-1144498
(State or other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification Number)

      1201 Eastlake Avenue East
          Seattle, Washington                                       98102-3702
(Address of principal executive offices)                            (Zip Code)

                                  206-442-6600
              (Registrant's telephone number, including area code)


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Item 5. Other Events


     On June 9, 2004, ZymoGenetics, Inc. issued a press release announcing the receipt of a notice from Novo Nordisk exercising its extension right under an existing option and licensing agreement which gives them the right to exclusively license a limited number of proteins outside North America. Under the terms of this agreement, Novo Nordisk will extend the option agreement for two years and will pay ZymoGenetics $7.5 million each year. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

    99.1  Press Release issued June 9, 2004 by ZymoGenetics, Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZYMOGENETICS, INC.

Date: June 9, 2004                          By: /s/ JAMES A. JOHNSON
                                                --------------------------------
                                                Name:  James A. Johnson
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit     Document Description
Number

-------     --------------------
99.1        Press release issued June 9, 2004 by ZymoGenetics, Inc.